SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     October 23, 2003

NB&T FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

OHIO	0-23134	31-1004998
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

48 N. South Street, Wilmington, Ohio 45177

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:     (937) 382-1441

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMAITON AND EXHIBITS

(c)  Exhibits

Exhibit

99.1	NB&T Financial Group, Inc. press release dated October 23, 2003 announcing financial results for the third quarter ended September 30, 2003.

ITEM 12.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 23, 2003, NB&T Financial Group, Inc., announced financial results for the third quarter ended September 30, 2003, reporting earnings of $810,000. A copy of the press release is included herein as Exhibit 99.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NB&T Financial Group, Inc.

By:	/S/ CRAIG F. FORTIN

Craig F. Fortin
Senior Vice President,
Chief Financial Officer

Date: October 23, 2003